UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________

FORM 8-K
____________

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 19, 2012

INFOBLOX INC.
(Exact Name of the Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-35507	20-0062867
(Commission File Number)	(IRS Employer Identification No.)

4750 Patrick Henry Drive Santa Clara, California	95054
(Address of Principal Executive Offices)	(Zip Code)

(408) 625-4200
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submissions of Matters to a Vote of Security Holders

On December 19, 2012, Infoblox Inc. (the “Registrant”) held its 2012 Annual Meeting of Stockholders (the “Meeting”). At the Meeting, the stockholders voted on the following two proposals and cast their votes as follows:

1.
To elect two Class I directors, each to serve until the third annual meeting of stockholders following the Meeting and until his or her successor has been elected and qualified or until his or her earlier resignation or removal:

Nominee	For	Withheld	Broker Non-Votes
Laura C. Conigliaro	31,115,625	278,262	7,764,245
Fred M. Gerson	30,671,583	722,304	7,764,245

Each of the directors named under Proposal No. 1 was elected.

2.	To ratify the appointment of Ernst & Young LLP as the Registrant's independent registered public accounting firm for the year ending July 31, 2013:

For	Against	Abstain
39,086,949	1,683	69,500

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INFOBLOX INC.

Date: December 19, 2012		/s/ Robert E. Horton
	By:	Robert E. Horton
General Counsel